UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Duke Energy Corporation (the “Company”) intends to use the Ash Management portion of the Company’s website, located at http://www.duke-energy.com/ash-management/, as a means of disclosing future updates regarding the Company’s ash management plan and Dan River response effort and for complying with our disclosure obligations under Regulation FD.  Some of these updates may contain material non-public information.  Accordingly, investors should monitor the Ash Management portion of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts.

Attached as Exhibit 99.1 to this Form 8-K is a chart detailing the Company’s coal plants and ash basins, their locations and operating status, and the current ash management at these locations, which will be included on the Ash Management portion of the Company’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

99.1  Duke Energy Coal Plants and Ash Basins

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: April 4, 2014	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Duke Energy Coal Plants and Ash Basins